EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tian Q. Chen, Chairman of the Board of Directors and Chief Executive Officer, of ORO EAST MINING, INC. (the “Company”), HEREBY CERTIFY that:

1.  The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this August 14, 2015.

/s/ Tian Q. Chen
Tian Q. Chen
Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)